                                                                               .
                                                                               .
                                                                               .

                                TABLE OF CONTENTS

ARTICLE I. DEFINITIONS......................................................................................   1

   SECTION 1.1.   Capitalized Terms.........................................................................   1
   SECTION 1.2.   Other Definitional Provisions.............................................................   3

ARTICLE II. ORGANIZATION....................................................................................   4

   SECTION 2.1.   Name......................................................................................   4
   SECTION 2.2.   Office....................................................................................   4
   SECTION 2.3.   Purposes and Powers.......................................................................   4
   SECTION 2.4.   Appointment of Owner Trustee..............................................................   4
   SECTION 2.5.   Initial Capital Contribution of Trust Estate..............................................   5
   SECTION 2.6.   Declaration of Trust......................................................................   5
   SECTION 2.7.   Title to Trust Property...................................................................   5
   SECTION 2.8.   Situs of Trust............................................................................   5
   SECTION 2.9.   Representations and Warranties of the Depositor...........................................   6
   SECTION 2.10.  Representations and Warranties of the Administrator.......................................   7
   SECTION 2.11.  Covenants of the Certificateholder........................................................   8
   SECTION 2.12.  Federal Income Tax Treatment of the Trust.................................................   8

ARTICLE III. CERTIFICATE AND TRANSFER OF INTEREST...........................................................   9

   SECTION 3.1.   Ownership.................................................................................   9
   SECTION 3.2.   The Certificate...........................................................................   9
   SECTION 3.3.   Authentication of Certificate.............................................................   9
   SECTION 3.4.   Registration of Transfer and Exchange of Certificate......................................  10
   SECTION 3.5.   Mutilated, Destroyed, Lost or Stolen Certificates.........................................  11
   SECTION 3.6.   Persons Deemed Certificateholders.........................................................  11
   SECTION 3.7.   Maintenance of Office or Agency...........................................................  12
   SECTION 3.8.   Disposition in Whole But Not in Part......................................................  12
   SECTION 3.9.   ERISA Restrictions........................................................................  12

ARTICLE IV. VOTING RIGHTS AND OTHER ACTIONS.................................................................  12

   SECTION 4.1.   Prior Notice to Holder with Respect to Certain Matters....................................  12
   SECTION 4.2.   Action by Certificateholder with Respect to Certain Matters...............................  13
   SECTION 4.3.   Restrictions on Certificateholder's Power.................................................  13
   SECTION 4.4.   Rights of Security Insurer................................................................  13

ARTICLE V. AUTHORITY AND DUTIES OF OWNER TRUSTEE............................................................  14

   SECTION 5.1.   General Authority.........................................................................  14
   SECTION 5.2.   General Duties............................................................................  14
   SECTION 5.3.   Action upon Instruction...................................................................  14
   SECTION 5.4.   No Duties Except as Specified in this Agreement or in Instructions........................  15
   SECTION 5.5.   No Action Except under Specified Documents or Instructions................................  16

   SECTION 5.6.   Restrictions..............................................................................  16

ARTICLE VI. CONCERNING THE OWNER TRUSTEE....................................................................  16

   SECTION 6.1.   Acceptance of Trusts and Duties...........................................................  16
   SECTION 6.2.   Furnishing of Documents...................................................................  18
   SECTION 6.3.   Representations and Warranties............................................................  18
   SECTION 6.4.   Reliance; Advice of Counsel...............................................................  18
   SECTION 6.5.   Not Acting in Individual Capacity.........................................................  19
   SECTION 6.6.   Owner Trustee Not Liable for Certificate or Receivables...................................  19
   SECTION 6.7.   Owner Trustee May Own Notes...............................................................  19
   SECTION 6.8.   Payments from Owner Trust Estate..........................................................  20
   SECTION 6.9.   Doing Business in Other Jurisdictions.....................................................  20

ARTICLE VII. COMPENSATION OF OWNER TRUSTEE..................................................................  20

   SECTION 7.1.   Owner Trustee's Fees and Expenses.........................................................  20
   SECTION 7.2.   Indemnification...........................................................................  20
   SECTION 7.3.   Payments to the Owner Trustee.............................................................  21
   SECTION 7.4.   Non-recourse Obligations..................................................................  21

ARTICLE VIII. TERMINATION OF TRUST AGREEMENT................................................................  21

   SECTION 8.1.   Termination of Trust Agreement............................................................  21

ARTICLE IX. SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES..........................................  22

   SECTION 9.1.   Eligibility Requirements for Owner Trustee................................................  22
   SECTION 9.2.   Resignation or Removal of Owner Trustee...................................................  23
   SECTION 9.3.   Successor Owner Trustee...................................................................  23
   SECTION 9.4.   Merger or Consolidation of Owner Trustee..................................................  24
   SECTION 9.5.   Appointment of Co-Trustee or Separate Trustee.............................................  24

ARTICLE X. MISCELLANEOUS....................................................................................  25

   SECTION 10.1.  Supplements and Amendments................................................................  25
   SECTION 10.2.  No Legal Title to Owner Trust Estate in Certificateholder.................................  27
   SECTION 10.3.  Limitations on Rights of Others...........................................................  27
   SECTION 10.4.  Notices...................................................................................  27
   SECTION 10.5.  Severability..............................................................................  28
   SECTION 10.6.  Separate Counterparts.....................................................................  28
   SECTION 10.7.  Assignments;..............................................................................  28
   SECTION 10.8.  No Recourse...............................................................................  28
   SECTION 10.9.  Headings..................................................................................  29
   SECTION 10.10. GOVERNING LAW.............................................................................  29
   SECTION 10.11. Administrator.............................................................................  29

                                    EXHIBITS

EXHIBIT A         FORM OF CERTIFICATE
EXHIBIT B         FORM OF CERTIFICATE OF TRUST
EXHIBIT C         FORM OF CERTIFICATE AS TO INITIAL PURCHASE
EXHIBIT D         FORM OF QUALIFIED INSTITUTIONAL BUYER TRANSFEREE'S CERTIFICATE

                  This AMENDED AND RESTATED TRUST AGREEMENT dated as of March 26, 2003 among TRIAD FINANCIAL SPECIAL PURPOSE LLC, a Delaware limited liability company (the "Depositor"), TRIAD FINANCIAL CORPORATION, as sponsor of the Trust and Administrator (the "Administrator") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee, (the "Owner Trustee") amends and restates in its entirety that certain Trust Agreement dated as of February 5, 2003 between the Depositor, and the Owner Trustee.

                                   ARTICLE I.

                                   Definitions

                  SECTION 1.1.      Capitalized Terms.

                  For all purposes of this Agreement, the following terms will have the meanings set forth below:

                  "Administrator" means Triad, as the Administrator of the Trust.

                  "Agreement" means this Trust Agreement, as the same may be amended and supplemented from time to time.

                  "Basic Documents" means this Agreement, the Certificate of Trust, the Sale and Servicing Agreement, the Insurance Agreement, the Assignment, the Indenture, the Swap Agreements and the other documents and certificates delivered in connection therewith.

                  "Benefit Plan" has the meaning assigned to such term in
Section 3.9.

                  "Certificate" means a trust certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A attached hereto.

                  "Certificateholder" or "Holder" means the person in whose name a Certificate is registered on the Certificate Register, initially Triad Financial Special Purpose LLC.

                  "Certificate of Trust" means the Certificate of Trust in the form of Exhibit B to be filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

                  "Certificate Register" and "Certificate Registrar" means the register mentioned and the registrar appointed pursuant to Section 3.4.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  "Corporate Trust Office" means, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, or at such other address as the Owner Trustee may designate by notice to the Certificateholder, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Certificateholder).

                  "Depositor" means Triad Financial Special Purpose LLC, a Delaware limited liability company.

                  "Distribution Date" has the meaning set forth in the Sale and Servicing Agreement.

                  "ERISA" has the meaning assigned to such term in Section 3.9.

                  "Expenses" has the meaning assigned to such term in
Section 7.2.

                  "Indemnified Parties" has the meaning assigned to such term in
Section 7.2.

                  "Indenture" means the Indenture dated as of March 1, 2003, between the Issuer and JPMorgan Chase Bank, as Indenture Trustee, as the same may be amended and supplemented from time to time.

                  "Owner Trust Estate" means all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement.

                  "Owner Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

                  "Record Date" means with respect to any Distribution Date, the close of business on the last Business Day immediately preceding such Distribution Date.

                  "Responsible Officer" means, with respect to the Owner Trustee, any officer within the Corporate Trust Administration office of the Owner Trustee with direct responsibility for the administration of the Trust and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of March 1, 2003, among the Trust, the Depositor, Triad and the Indenture Trustee, as the same may be amended and supplemented from time to time.

                  "Secretary of State" means the Secretary of State of the State of Delaware.

                  "Security Insurer" means Ambac Assurance Corporation, or its successor in interest.

                  "Spread Account" means the Spread Account established and maintained pursuant to the Sale and Servicing Agreement.

                  "Statutory Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq. as the same may be amended from time to time.

                  "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations will include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Triad" means Triad Financial Corporation.

                  "Trust" means the trust established by this Agreement.

                  SECTION 1.2.      Other Definitional Provisions.

                  (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

                  (b) All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, will have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document will control.

                  (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" will mean "including without limitation."

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II.

                                  Organization

                  SECTION 2.1.      Name.

                  There is hereby formed a trust to be known as "Triad Automobile Receivables Trust 2003-A," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

                  SECTION 2.2.      Office.

                  The office of the Trust will be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholder.

                  SECTION 2.3.      Purposes and Powers.

                  (a) The purpose of the Trust is, and the Trust will have the power and authority, to engage in the following activities:

                  (i) to issue the Notes pursuant to the Indenture and the Certificate pursuant to this Agreement, and to sell the Notes to the Depositor;

                  (ii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate to the Indenture Trustee pursuant to the Indenture for the benefit of the Security Insurer on behalf of the Noteholders and to hold, manage and distribute to the Certificateholder pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

                  (iii) to enter into and perform its obligations under the Basic Documents to which it is a party;

                  (iv) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (v) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholder and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust will not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

                  SECTION 2.4.      Appointment of Owner Trustee.

                  The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

                  SECTION 2.5.      Initial Capital Contribution of Trust
Estate.

                  The Owner Trustee hereby acknowledges prior receipt in trust from the Depositor of the sum of $1,000 which contribution will constitute the initial Owner Trust Estate. The Administrator will pay organizational expenses of the Trust as they may arise.

                  SECTION 2.6.      Declaration of Trust.

                  The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Holder, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. Effective as of the date hereof, the Owner Trustee will have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee will file the Certificate of Trust with the Secretary of State.

                  The Holder will not have any personal liability for any liability or obligation of the Trust.

                  SECTION 2.7.      Title to Trust Property.

                  (a) Legal title to all the Owner Trust Estate will be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title will be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be. If any portion of the Owner Trust Estate is deemed vested in the Owner Trustee, a co-trustee and/or separate trustee, the Owner Trustee, upon having actual knowledge thereof, will immediately notify the Indenture Trustee, the Servicer and the Administrator, and the Administrator will cause to be filed such UCC financing statements and related filing documents or writings as are necessary to maintain the Indenture Trustee's security interest in the Owner Trust Estate.

                  (b) The Holder will not have legal title to any part of the Trust Property. The Holder is entitled to receive distributions with respect to its undivided ownership interest therein only in accordance with Article
VIII. No transfer, by operation of law or otherwise, of any right, title or interest by the Certificateholder of its ownership interest in the Owner Trust Estate will operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

                  SECTION 2.8.      Situs of Trust.

The Trust will be located in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust will be located in the State of Delaware or the State of New

York. Payments will be received by the Trust only in Delaware or New York and payments will be made by the Trust only from Delaware or New York. The Trust will not have any employees in any state other than Delaware; provided, however, that nothing herein will restrict or prohibit the Owner Trustee, the Servicer or any agent of the Trust from having employees within or without the State of Delaware. The only office of the Trust will be at the Corporate Trust Office located in Delaware.

                  SECTION 2.9.      Representations and Warranties of the
Depositor.

The Depositor makes the following representations and warranties on which the Owner Trustee relies in accepting the Owner Trust Estate in trust and executing the Certificate and upon which the Security Insurer relies in issuing the Note Policy.

                  (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a Delaware limited liability company with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Basic Documents.

                  (b) Due Qualification. It is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents requires such qualification.

                  (c) Power and Authority. The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary action.

                  (d) No Consent Required. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Basic Documents, except for such as have been obtained, effected or made.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the limited liability agreement of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge, threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Certificate or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax characteristics of the Certificate.

                  SECTION 2.10. Representations and Warranties of the Administrator.

The Administrator, as sponsor of the Trust, assumes all rights and obligations under Section 2(a)-4 of the Securities Act of 1933, as amended. The Administrator makes the following representations and warranties on which the Owner Trustee relies in accepting the Owner Trust Estate in trust and executing the Certificate and upon which the Security Insurer relies in issuing the Note Policy.

                  (a) Organization and Good Standing. The Administrator is duly organized and validly existing as a California corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Basic Documents.

                  (b) Due Qualification. It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents requires such qualification.

                  (c) Power and Authority. The Administrator has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Administrator has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Administrator has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Administrator by all necessary corporate action.

                  (d) No Consent Required. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Basic Documents, except for such as have been obtained, effected or made.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Administrator, or any material indenture, agreement or other instrument to which the Administrator is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Administrator's knowledge, any order, rule or regulation applicable to the Administrator of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge, threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Certificate or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate.

                  SECTION 2.11.     Covenants of the Certificateholder.

The Certificateholder agrees:

                  (a) to be bound by the terms and conditions of the Certificate of which the Holder is the owner and of this Agreement, including any supplements or amendments hereto and to perform the obligations of a Holder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust, the Owner Trustee and the Security Insurer; and

                  (b)      until the completion of the events specified in
Section 8.1(d), not to, for any reason, institute proceedings for the Trust to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or cause or permit the Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

                  SECTION 2.12.     Federal Income Tax Treatment of the Trust.

                  (a) For so long as the Trust has a single owner for federal income tax purposes, it will, pursuant to Treasury Regulations promulgated under section 7701 of the Code, be disregarded as an entity distinct from the Certificateholder for all federal income tax purposes. Accordingly, for federal income tax purposes, the Certificateholder will be treated as (i) owning all assets owned by the Trust, (ii) having incurred all liabilities incurred by the Trust, and (iii) all transactions between the Trust and the Certificateholder will be disregarded.

                  (b) Neither the Owner Trustee nor any Certificateholder will, under any circumstances, and at any time, make an election on IRS Form 8832 or otherwise, to classify the Trust as an association taxable as a corporation for federal, state or any other applicable tax purpose.

                  (c) Notwithstanding Section 3.8, in the event that the Trust has two equity owners for federal income tax purposes, the Trust will be treated as a partnership. At any such time that the Trust has two equity owners, this Agreement will be amended, in accordance with Section 10.1 herein, and appropriate provisions will be added so as to provide for treatment of the Trust as a partnership.

                                  ARTICLE III.

                      Certificate and Transfer of Interest

                  SECTION 3.1.      Ownership.

                  Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificate to the initial Certificateholder, the Depositor will be the sole beneficiary of the Trust.

                  SECTION 3.2.      The Certificate.

The Certificate will be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. A Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures will have been affixed, authorized to sign on behalf of the Trust, will be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them will have ceased to be so authorized prior to the authentication and delivery of such Certificate or did not hold such offices at the date of authentication and delivery of such Certificate. A transferee of a Certificate will become a Certificateholder, and will be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4. The Certificate will be issuable in minimum denominations no less than 5% of the certificate balance.

                  SECTION 3.3.      Authentication of Certificate.

Concurrently with the initial sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee will cause the Certificate to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further action by the Depositor, in authorized denominations. No Certificate will entitle its holder to any benefit under this Agreement, or will be valid for any purpose, unless there will appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee, by manual signature; such authentication will constitute conclusive evidence that such Certificate is duly authenticated and delivered hereunder. The Certificate will be dated the date of its authentication.

                  SECTION 3.4. Registration of Transfer and Exchange of Certificate.

The Certificate Registrar will keep or cause to be kept, at the office or agency maintained pursuant to Section 3.7, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee will provide for the registration of the Certificate and of transfers and exchanges of the Certificate as herein provided. The Owner Trustee will be the initial Certificate Registrar.

                  The Certificateholder will provide the Certificate Registrar and the Indenture Trustee with the name and address of the Certificateholder on the Closing Date. Upon any transfers of the Certificate, the Certificate Registrar will notify the Indenture Trustee of the name and address of the transferee in writing, by facsimile, on the day of such transfer.

                  Upon surrender for registration of transfer of the Certificate at the office or agency maintained pursuant to Section 3.7, the Owner Trustee will execute, authenticate and deliver, in the name of the designated transferee, a new Certificate dated the date of authentication by the Owner Trustee or any authenticating agent.

                  A Certificate presented or surrendered for registration of transfer or exchange will be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange will be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

                  No service charge will be made for any registration of transfer or exchange of the Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any expense, tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

                  To the fullest extent permitted by applicable law, no transfer of a Certificate will be made unless (I) (a) such transfer (i) is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or (ii) is exempt from the registration requirements under the Securities Act and such state securities laws or (b) the Certificate Registrar is notified by such transferee that, with respect to the Certificate, such Certificate will be registered in the name of the Clearing Agency or its nominee and will be held by such transferee in book-entry form through the Clearing Agency, and (II) such transfer is to a Person that satisfies the requirements of paragraph (a)(2)(ii) of Rule 3a-7 as then in effect or any successor rule ("Rule 3a-7") under the Investment Company Act. Each prospective purchaser of the Certificate in the initial sale by the Issuer on the Closing Date will deliver completed and duly executed Transferee's Certificate (in the form of Exhibit C) to the Owner Trustee. Each prospective purchaser of a Certificate will deliver a completed and duly executed Transferee's Certificate (in the form of Exhibit D for "qualified institutional buyers"), to the Owner Trustee and to the Transferor for inspection prior to effecting any requested transfer. The Issuer and the Owner Trustee may rely conclusively upon the information contained in any such Transferee's

Certificate and Transferor's Certificate in the absence of knowledge to the contrary. In connection with any transfer (other than (i) the transfer of any Certificate that is or has become a registered Certificate on or before such transfer or any transfer of a Certificate held in book-entry form, (ii) the initial purchase of any Certificate by the initial purchasers who deliver a Transferee's Certificate in the form of Exhibit C and (iii) the purchase of any Certificate by a purchaser who delivers a Transferee's Certificate in the form of Exhibit D), the Owner Trustee will require an Opinion of Counsel to the effect that such transfer may be effected without registration under the Securities Act, which Opinion of Counsel, if so required, will be addressed to the Issuer and the Owner Trustee and will be secured at the expense of the Holder. The Owner Trustee may rely upon the representation of any transferee made to the Owner Trustee, and upon such Opinion of Counsel, and will be fully protected in so doing. Any Certificate Owners will be deemed to have agreed to these restrictions on transfer.

         In order to preserve the exemption for resales and transfers provided by Rule 144A under the Securities Act, the Issuer will provide to any Certificateholder and any prospective purchaser designated by such Certificateholder, upon request of such Certificateholder or such prospective purchaser, such information required by Rule 144A as will enable the resale of such Certificate to be made pursuant to Rule 144A. The Owner Trustee will cooperate with the Issuer in providing the Issuer such information in its possession regarding the Certificate, the Receivables and other matters regarding the Certificate as the Issuer will reasonably request to meet its obligations under the preceding sentence.

                  SECTION 3.5.      Mutilated, Destroyed, Lost or Stolen
Certificates.

If (a) any mutilated Certificate will be surrendered to the Certificate Registrar, or if the Certificate Registrar will receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there will be delivered to the Certificate Registrar, the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust will execute and the Owner Trustee, will authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any expense, tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section will constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate will be found at any time.

                  SECTION 3.6.      Persons Deemed Certificateholders.

Every Person by virtue of becoming a Certificateholder in accordance with this Agreement is deemed to be bound by the terms of this Agreement. Prior to due presentation of the Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and the Security Insurer and any agent of the Owner Trustee, the Certificate Registrar and the Security Insurer, may treat the person in whose name any Certificate will be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to the Sale and Servicing Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the

Certificate Registrar or the Security Insurer nor any agent of the Owner Trustee, the Certificate Registrar or the Security Insurer will be bound by any notice to the contrary.

                  SECTION 3.7.      Maintenance of Office or Agency.

The Owner Trustee will maintain an office or offices or agency or agencies where the Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificate and the Basic Documents may be served. The Owner Trustee initially designates its principal Corporate Trust Office for such purposes. The Owner Trustee will give prompt written notice to the Depositor, the Certificateholder and (unless an Insurer Default has occurred and is continuing) the Security Insurer of any change in the location of the Certificate Register or any such office or agency.

                  SECTION 3.8.      Disposition in Whole But Not in Part.

The Certificate may be transferred in whole but not in part. To the fullest extent permitted by applicable law, any attempted transfer of the Certificate that would divide the ownership of the Trust Estate is void.

                  SECTION 3.9.      ERISA Restrictions.

The Certificate may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, or (iii) any entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding its beneficial ownership interest in its Certificate, the Holder thereof is deemed to have represented and warranted that it is not a Benefit Plan.

                                  ARTICLE IV.

                         Voting Rights and Other Actions

                  SECTION 4.1. Prior Notice to Holder with Respect to Certain Matters.

With respect to the following matters, the Owner Trustee will not take action unless at least 30 days before the taking of such action, the Owner Trustee will have notified the Certificateholder in writing of the proposed action and the Certificateholder will not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Certificateholder has withheld consent or provided alternative direction:

                  (a) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute or unless such amendment would not materially and adversely affect the interests of the Holder);

                  (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                  (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholder; or

                  (d) except pursuant to Section 12.1(b) of the Sale and Servicing Agreement, the amendment, change or modification of the Sale and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholder.

The Owner Trustee will notify the Certificateholder in writing of any appointment of a successor Note Registrar or Indenture Trustee within five Business Days after receipt of notice thereof.

                  SECTION 4.2. Action by Certificateholder with Respect to Certain Matters.

The Owner Trustee will not have the power, except upon the direction of the Certificateholder or the Security Insurer in accordance with the Basic Documents, to (a) remove the Servicer under the Sale and Servicing Agreement pursuant to Section 9.2 thereof or (b) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee will take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholder and the furnishing of indemnification satisfactory to the Owner Trustee by the Certificateholder.

                  SECTION 4.3.      Restrictions on Certificateholder's Power.

                  (a) The Certificateholder will not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 nor will the Owner Trustee be obligated to follow any such direction, if given.

                  (b) The Certificateholder will not have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Basic Document, unless the Certificateholder is the Instructing Party pursuant to Section 5.3 and unless the Certificateholder previously will have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless Certificateholder will have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and will have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, has neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 5.3. For the protection and enforcement of the provisions of this Section, the Certificateholder and the Owner Trustee is entitled to such relief as can be given either at law or in equity.

                  SECTION 4.4.      Rights of Security Insurer.

                  Notwithstanding anything to the contrary in the Basic Documents, without the prior written consent of the Security Insurer (so long as no Insurer Default has occurred and is continuing), the Owner Trustee will not
(i) remove the Servicer, (ii) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, other than with respect to the enforcement of any Receivable or any rights of the Trust thereunder, (iii) authorize the merger or consolidation of the Trust with or into any other statutory trust or other entity (other than in accordance with Section 3.10 of the Indenture) or (iv) amend the Certificate of Trust (other than as may be required by the Statutory Trust Statute).

                                   ARTICLE V.

                      Authority and Duties of Owner Trustee

                  SECTION 5.1.      General Authority.

                  The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is named as a party and any amendment thereto, in each case, in such form as the Certificateholder will approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $200,000,000, Class A-2-A Notes in the aggregate principal amount of $177,000,000, Class A-2-B Notes in the aggregate principal amount of $100,000,000 Class A-3 Notes in the aggregate principal amount of $228,000,000, Class A-4 Notes in the aggregate principal amount of $206,000,000 and Class B Notes in the aggregate principal amount of $90,149,138. In addition to the foregoing, the Owner Trustee is authorized, but will not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Instructing Party recommends with respect to the Basic Documents.

                  SECTION 5.2.      General Duties.

                  It will be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and to administer the Trust in the interest of the Holder, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee is deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Servicer or Administrator has agreed to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee will not be liable for the default or failure of the Servicer or Administrator to carry out its obligations.

                  SECTION 5.3.      Action upon Instruction.

                  (a) Subject to Article IV, the Security Insurer (so long as any Class A Notes are outstanding and an Insurer Default will not have occurred and be continuing) or the Certificateholder (if an Insurer Default has occurred and is continuing or if no Class A Notes are outstanding) (the "Instructing Party") has the exclusive right to direct the actions of the Owner

Trustee in the management of the Trust. The Instructing Party will ensure that such instructions are not inconsistent with the express terms set forth herein or in any Basic Document. The Instructing Party will not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Basic Documents.

                  (b) The Owner Trustee will not be required to take any action hereunder or under any Basic Document if the Owner Trustee has reasonably determined, or has been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

                  (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, the Owner Trustee will promptly give notice (in such form as will be appropriate under the circumstances) to the Instructing Party requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Instructing Party received, the Owner Trustee will not be liable on account of such action to any Person. If the Owner Trustee will not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but will be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it will deem to be in the best interests of the Certificateholder, and will have no liability to any Person for such action or inaction.

                  (d) If the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or if this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as will be appropriate under the circumstances) to the Instructing Party requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee will not be liable, on account of such action or inaction, to any Person. If the Owner Trustee will not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but will be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it will deem to be in the best interests of the Certificateholder, and will have no liability to any Person for such action or inaction.

                  SECTION 5.4. No Duties Except as Specified in this Agreement or in Instructions.

The Owner Trustee will not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 5.3; and no implied duties or obligations will be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee will have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission or other filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Owner Trust Estate.

                  SECTION 5.5. No Action Except under Specified Documents or Instructions.

The Owner Trustee will not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents or (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 5.3.

                  SECTION 5.6.      Restrictions.

The Owner Trustee will not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholder will not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VI.

                          Concerning the Owner Trustee

                  SECTION 6.1.      Acceptance of Trusts and Duties.

The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee will not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in
Section 6.3 expressly made by the Owner Trustee, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 5.4 hereof, (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Owner Trustee will not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

                  (b) the Owner Trustee will not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Instructing Party, the Servicer or the Certificateholder;

                  (c) no provision of this Agreement or any Basic Document will require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) under no circumstances will the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

                  (e) the Owner Trustee will not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificate, and the Owner Trustee will in no event assume or incur any liability, duty or obligation to the Security Insurer, Trustee, Indenture Trustee, the Collateral Agent, any Noteholder or to any Certificateholder, other than as expressly provided for herein;

                  (f) the Owner Trustee will not be liable for the default or misconduct of the Security Insurer, the Administrator, the Indenture Trustee, or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee has no obligation or liability to perform the obligations under this Agreement or the Basic Documents that are required to be performed by the Administrator, the Indenture Trustee or the Servicer under the Sale and Servicing Agreement; and

                  (g) the Owner Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Instructing Party or the Certificateholder, unless such Instructing Party or Certificateholder has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document will not be construed as a duty, and the Owner Trustee will not be answerable for other than its gross negligence, bad faith or willful misconduct in the performance of any such act.

         With respect to the Security Insurer or Instructing Party, the Owner Trustee undertakes to perform or observe only such of the covenants and obligations of the Owner Trustee as are expressly set forth in the Agreement, and no implied covenants or obligations with respect to the Security Insurer or Instructing Party shall be read into this Agreement or the other Basic Documents against the Owner Trustee. The Owner Trustee shall not be deemed to owe any fiduciary duty to the Security Insurer or Instructing Party, and shall not be liable to any such person for the failure of the Trust to perform its obligations to such persons other than as a result of the gross negligence or willful misconduct of the Owner Trustee in the performance of its express obligations under this Agreement.

                  SECTION 6.2.      Furnishing of Documents.

The Owner Trustee will furnish to the Certificateholder promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

                  SECTION 6.3.      Representations and Warranties.

The Owner Trustee hereby represents and warrants to the Depositor, the Holder and the Security Insurer (which will have relied on such representations and warranties in issuing the Note Policy), that:

                  (a) It is a Delaware banking corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                  (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                  (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

                  SECTION 6.4.      Reliance; Advice of Counsel.

                  (a) The Owner Trustee will incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate will constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                  (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the

Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee will not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys will have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected in good faith. The Owner Trustee will not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any Basic Document.

                  SECTION 6.5.      Not Acting in Individual Capacity.

Except as provided in this Article VI, in accepting the trust hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document will look only to the Owner Trust Estate for payment or satisfaction thereof.

                  SECTION 6.6. Owner Trustee Not Liable for Certificate or Receivables.

The recitals contained herein and in the Certificate (other than the signature and countersignature of the Owner Trustee on the Certificate) will be taken as the statements of the Certificateholder and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Certificate (other than the signature and countersignature of the Owner Trustee on the Certificate) or the Notes, or of any Receivable or related documents. The Owner Trustee will at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholder under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor, the Servicer or any other Person with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

                  SECTION 6.7.      Owner Trustee May Own Notes.

                  The Owner Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may deal with the Depositor, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                  SECTION 6.8.      Payments from Owner Trust Estate.

                  All payments to be made by the Owner Trustee under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party will be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the Owner Trust will have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. Wilmington Trust Company, or any successor thereto, in its individual capacity, will not be liable for any amounts payable under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party.

                  SECTION 6.9.      Doing Business in Other Jurisdictions.

                  Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company or any successor thereto, nor the Owner Trustee will be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company (or any successor thereto); or (iii) subject Wilmington Trust Company (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company (or any successor thereto) or the Owner Trustee, as the case may be, contemplated hereby.

                                  ARTICLE VII.

                          Compensation of Owner Trustee

                  SECTION 7.1.      Owner Trustee's Fees and Expenses.

                  The Owner Trustee will receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between Triad and the Owner Trustee, and the Owner Trustee will be entitled to be reimbursed by Triad for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents.

                  SECTION 7.2.      Indemnification.

                  Triad will indemnify the Owner Trustee and its officers, directors, employees, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except that Triad will not be liable for or required to indemnify the Owner Trustee from and against

Expenses (i) arising or resulting from any of the matters described in the third sentence of Section 6.1 and (ii) constituting federal, state or other taxes arising out of any fees paid to the Owner Trustee pursuant to the Basic Documents.

                  Indemnification under this Section 7.2 will include reasonable fees and expenses of counsel and expenses of litigation and the indemnities contained in this Section and the rights under Section 7.1 will survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel will be subject to the approval of Triad which approval will not be unreasonably withheld.

                  SECTION 7.3.      Payments to the Owner Trustee.

                  Any amounts paid to the Owner Trustee pursuant to this
Article VII will be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                  SECTION 7.4.      Non-recourse Obligations.

                  Notwithstanding anything in this Agreement or any Basic Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust will be with recourse to the Owner Trust Estate only and specifically will be without recourse to the assets of the Holder.

                                 ARTICLE VIII.

                         Termination of Trust Agreement

                  SECTION 8.1.      Termination of Trust Agreement.

                  (a) This Agreement and the Trust will terminate in accordance with Section 3808 of the Statutory Trust Statute and be of no further force or effect upon the latest of (i) the maturity or other liquidation of the last Receivable (including the purchase by the Servicer at its option or by the Depositor at its option of the corpus of the Trust as described in Section 10.1 of the Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Receivables as provided in the Basic Documents, or (ii) the payment to the Certificateholder of all amounts required to be paid to it pursuant to this Agreement and the payment to the Security Insurer of all amounts payable or reimbursable to it pursuant to the Sale and Servicing Agreement; provided, however, that the rights to indemnification under Section
7.2 and the rights under Section 7.1 will survive the termination of the Trust. Triad or the Servicer will promptly notify the Owner Trustee and the Security Insurer of any prospective termination pursuant to this Section. The bankruptcy, liquidation, dissolution, death or incapacity of the Certificateholder, will not
(x) operate to terminate this Agreement or the Trust, nor (y) entitle the Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

                  (b) Neither the Depositor nor the Certificateholder will be entitled to revoke or terminate the Trust.

                  (c) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholder will surrender the Certificate to the Indenture Trustee for payment of the final distribution and cancellation, will be given by the Owner Trustee by letter to the Certificateholder mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 10.1(c) of the Sale and Servicing Agreement, stating (i) the Distribution Date upon or with respect to which final payment of the Certificate will be made upon presentation and surrender of the Certificate at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment, (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificate at the office of the Indenture Trustee therein specified and (iv) interest will cease to accrue on the Certificate. The Owner Trustee will give such notice to the Indenture Trustee at the time such notice is given to the Certificateholder. Upon presentation and surrender of the Certificate, the Indenture Trustee will cause to be distributed to the Certificateholder amounts distributable on such Distribution Date pursuant to Section 5.7 of the Sale and Servicing Agreement.

                  If the Certificateholder does not surrender the Certificate for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee will give a second written notice to the Certificateholder to surrender the Certificate for cancellation and receive the final distribution with respect thereto. If within one year after the second notice the Certificate will not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Certificateholder concerning surrender of its Certificate, and the cost thereof will be paid out of the funds and other assets that will remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies will be distributed, subject to applicable escheat laws, by the Owner Trustee to the Holder.

                  (d) Upon the completion of the winding up of the Trust in accordance with Section 3808 of the Statutory Trust Statute and its termination, the Owner Trustee will cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute.

                                  ARTICLE IX.

             Successor Owner Trustees and Additional Owner Trustees

                  SECTION 9.1.      Eligibility Requirements for Owner Trustee.

                  The Owner Trustee will at all times be a corporation (i) satisfying the provisions of Section 3807(a) of the Statutory Trust Statute;
(ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; and (iv) acceptable to the Security Insurer in its sole discretion, so long as an Insurer Default will not have occurred and be continuing. If such corporation will publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee will cease to be eligible in accordance with the provisions of this Section, the Owner Trustee will resign immediately in the manner and with the effect specified in Section 9.2.

                  SECTION 9.2.      Resignation or Removal of Owner Trustee.

The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Security Insurer, the Administrator and the Servicer. Upon receiving such notice of resignation, the Administrator will promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument will be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee, provided that the Administrator has received written confirmation from each of the Rating Agencies that the proposed appointment will not result in an increased capital charge to the Security Insurer by either of the Rating Agencies. If no successor Owner Trustee has been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Security Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

                  If at any time the Owner Trustee will cease to be eligible in accordance with the provisions of Section 9.1 and will fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee will be legally unable to act, or will be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property will be appointed, or any public officer will take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator with the consent of the Security Insurer (so long as an Insurer Default will not have occurred and be continuing) may remove the Owner Trustee. If the Administrator will remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator will promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument will be delivered to the outgoing Owner Trustee so removed, one copy to the Security Insurer and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

                  Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section will not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator will provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

                  SECTION 9.3.      Successor Owner Trustee.

                  Any successor Owner Trustee appointed pursuant to Section 9.2 will execute, acknowledge and deliver to the Depositor, the Servicer, the Administrator, the Security Insurer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee will become effective and such successor Owner Trustee, without any further act, deed or conveyance, will become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee will upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor, the Administrator and the predecessor Owner Trustee will execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

                  No successor Owner Trustee will accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee will be eligible pursuant to Section 9.1.

                  Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Servicer will mail notice of the successor of such Owner Trustee to the Certificateholder, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Servicer will fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee will cause such notice to be mailed at the expense of the Servicer.

                  SECTION 9.4.      Merger or Consolidation of Owner Trustee.

                  Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee will be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, will be the successor of the Owner Trustee hereunder, provided such corporation will be eligible pursuant to
Section 9.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee will mail notice of such merger or consolidation to the Rating Agencies.

                  SECTION 9.5.      Appointment of Co-Trustee or Separate
Trustee.

                  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Servicer and the Owner Trustee acting jointly have the power and will execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Security Insurer to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer will not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee subject, unless an Insurer Default has occurred and is continuing, to the approval of the Security Insurer (which approval will not be unreasonably withheld) has the power to make such appointment. No co-trustee or separate trustee under this

Agreement will be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.1 and no notice of the appointment of any co-trustee or separate trustee will be required pursuant to Section 9.3.

                  Each separate trustee and co-trustee will, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee will be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee will be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) will be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement will be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Owner Trustee will be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee will refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, will be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument will be filed with the Owner Trustee and a copy thereof given to the Servicer and the Security Insurer.

                  Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee will die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts will vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE X.

                                  Miscellaneous

                  SECTION 10.1.     Supplements and Amendments.

                  (a) This Agreement may be amended by the Depositor, the Administrator and the Owner Trustee, with the prior written consent of the Security Insurer (so long as an Insurer Default will not have occurred and be continuing) and with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholder, (i) to cure any ambiguity or defect or (ii) to correct, supplement or modify any provisions in this Agreement; provided, however, that such action will not, as evidenced by an Opinion of Counsel which may be based upon a certificate of the Servicer, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

                  (b) This Agreement may also be amended from time to time, with the prior written consent of the Security Insurer (so long as an Insurer Default will not have occurred and be continuing) by the Depositor, the Administrator and the Owner Trustee, with prior written notice to the Rating Agencies, to the extent such amendment materially and adversely affects the interests of the Noteholders, with the consent of the Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes, and the consent of the Certificateholder (which consent of any Holder of a Certificate or Note given pursuant to this Section or pursuant to any other provision of this Agreement will be conclusive and binding on such Holder) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided, however, that, subject to the express rights of the Security Insurer under the Basic Documents, no such amendment will (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that will be required to be made for the benefit of the Noteholders or the Certificateholder or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Certificateholder.

                  Promptly after the execution of any such amendment or consent, the Owner Trustee will furnish written notification of the substance of such amendment or consent to the Certificateholder, the Indenture Trustee and each of the Rating Agencies.

                  It will not be necessary for the consent of Certificateholder, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent will approve the substance thereof. The manner of obtaining such consents (and any other consents of the Certificateholder provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholder will be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee will cause the filing of such amendment with the Secretary of State.

                  Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee will be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but will not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

                  SECTION 10.2. No Legal Title to Owner Trust Estate in Certificateholder.

                  The Certificateholder will not have legal title to any part of the Owner Trust Estate. The Certificateholder will be entitled to receive distributions in accordance with Article VIII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholder to and in its ownership interest in the Owner Trust Estate will operate to terminate this Agreement or the trust hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

                  SECTION 10.3.     Limitations on Rights of Others.

The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholder, the Servicer and, to the extent expressly provided herein, the Security Insurer, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, will be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  SECTION 10.4.     Notices.

                  (a) All demands, notices and communications hereunder will be in writing and will be deemed to have been duly given to the addressee if mailed, by first-class registered mail, postage prepaid service, confirmed facsimile transmission, or a nationally recognized express courier, as follows:

                  If to the Administrator:
                           Triad Financial Corporation
                           7711 Center Avenue, Suite 100
                           Huntington Beach, California 92647
                           Attention: Chief Financial Officer

                  If to the Owner Trustee:
                           Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware 19801
                           Attention: Chief Financial Officer

                  If to the Depositor:
                           Triad Financial Special Purpose LLC
                           7711 Center Avenue, Suite 390
                           Huntington Beach, California 92647
                           Attention: Chief Financial Officer

                  If to the Security Insurer:
                           Security Insurer
                           Ambac Assurance Corporation

                           One State Street Plaza
                           New York, New York 10004

(in each case in which notice or other communication to Financial Security refers to an Event of Default, a claim on the Note Policy or with respect to which failure on the part of Financial Security to respond will be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group "URGENT MATERIAL ENCLOSED"); or, as to each party, at such other address as will be designated by such party in a written notice to each other party. Any such demand, notice or communication hereunder will be deemed to have been received on the date delivered to or received at the premises of the addressee as evidenced by the date noted on the return receipt.

                  (b) Any notice required or permitted to be given to a Certificateholder will be given by first-class mail, postage prepaid, at the address of the Holder. Any notice so mailed within the time prescribed in this Agreement will be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                  SECTION 10.5.     Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 10.6.     Separate Counterparts.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

                  SECTION 10.7.     Assignments;.

This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                  SECTION 10.8.     No Recourse.

The Certificateholder by accepting a Certificate acknowledges that the Certificate represents a beneficial interest in the Trust only and does not represent interests in or obligations of the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee, the Security Insurer or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificate or the Basic Documents.

                  SECTION 10.9.     No Petition

To the fullest extent permitted by applicable law, The Owner Trustee, by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, each hereby covenants and agrees that it will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer, of bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificate, the Notes, this Agreement or any other Basic Documents.

                  SECTION 10.10.    Headings.

The headings of the various Articles and Sections herein are for convenience of reference only and will not define or limit any of the terms or provisions hereof.

                  SECTION 10.11.    GOVERNING LAW.

THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 10.12.    Administrator.

The Administrator is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it will be the duty of the Trust or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. Upon written request, the Owner Trustee will execute and deliver to the Administrator a limited power of attorney appointing the Administrator the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                    WILMINGTON TRUST COMPANY
                                       Owner Trustee

                                    By:____________________________________
                                       Name:
                                       Title:

                                    TRIAD FINANCIAL SPECIAL PURPOSE LLC
                                       Depositor

                                    By:____________________________________
                                       Name: Mike L. Wilhelms
                                       Title: Chief Financial Officer

                                    TRIAD FINANCIAL CORPORATION
                                       Administrator

                                    By:____________________________________
                                       Name: Mike L. Wilhelms
                                       Title: Chief Financial Officer

                     [Amended and Restated Trust Agreement]

                                                                       EXHIBIT A

NUMBER
R-1

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                      THIS CERTIFICATE IS NOT TRANSFERABLE,
                       EXCEPT UNDER THE LIMITED CONDITIONS
                        SPECIFIED IN THE TRUST AGREEMENT

                            ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in certain distributions of the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new or used automobiles, vans or light duty trucks.

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 3.4 OF THE TRUST AGREEMENT. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER OF THIS CERTIFICATE HAS REPRESENTED TO THE ISSUER AND THE OWNER TRUSTEE THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

                  NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS EITHER (I)(A) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR IS EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS, OR (B) THE CERTIFICATE REGISTRAR IS NOTIFIED BY SUCH TRANSFEREE THAT, WITH RESPECT TO THE CERTIFICATES, SUCH CERTIFICATES WILL BE REGISTERED IN THE NAME OF THE CLEARING AGENCY OR ITS NOMINEE AND WILL BE HELD BY SUCH TRANSFEREE IN BOOK-ENTRY FORM THROUGH THE CLEARING AGENCY, AND (II) SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED

INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (III) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE (A) THE OWNER TRUSTEE WILL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE OWNER TRUSTEE AND THE ISSUER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION WILL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE OWNER TRUSTEE AND THE ISSUER, AND (B) THE OWNER TRUSTEE MAY REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH WILL NOT BE AT THE EXPENSE OF THE ISSUER OR THE OWNER TRUSTEE) SATISFACTORY TO THE ISSUER AND THE OWNER TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $100,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION 3(A)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $100,000, FOR EACH SUCH THIRD PARTY.

                  NO TRANSFER OF THIS CERTIFICATE WILL BE PERMITTED TO BE MADE TO ANY PERSON UNLESS THE TRUSTEE HAS RECEIVED A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT EITHER (I) THE TRANSFEREE IS NOT AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN
SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA OR (B) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (II) A DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION APPLIES TO THE TRANSFEREE'S ACQUISITION AND CONTINUED HOLDING OF THIS CLASS A CERTIFICATE. EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS CERTIFICATE WILL HAVE MADE ONE OF THE FOREGOING REPRESENTATIONS.

(THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF TRIAD FINANCIAL SPECIAL PURPOSE LLC OR ANY OF ITS AFFILIATES.)

         THIS CERTIFIES THAT Triad Financial Special Purpose LLC is the registered owner of a nonassessable, fully-paid, beneficial ownership interest in certain distributions of Triad Automobile Receivables Trust 2003-A (the "Trust") formed by Triad Financial Special Purpose LLC, a Delaware limited liability company (the "Depositor").

         The Trust was created pursuant to a Trust Agreement dated February 5, 2003, as amended and restated as of March 26, 2003 (the "Trust Agreement"), among the Depositor, Triad Financial Corporation (the "Administrator") and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

         This is the duly authorized Certificate designated as "Asset Backed Certificate" (herein called the "Certificate"). Also issued under the Indenture, dated as of March 1, 2003, between the Trust, and JPMorgan Chase Bank, as trustee, are six classes of Notes designated as "Class A-1 1.25% Asset Backed Notes" (the "Class A-1 Notes"), "Class A-2-A 1.59% Asset Backed Notes" (the "Class A-2-A Notes"), "Class A-2-B LIBOR + 0.09% Asset Backed Notes" (the "Class A-2-B Notes"),"Class A-3 LIBOR + 0.19% Asset Backed Notes" (the "Class A-3 Notes"),"Class A-4 LIBOR + 0.36% Asset Backed Notes" (the "Class A-4 Notes") and the Class B 8.00% Asset Backed Notes" (the "Class B Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a pool of retail installment sale contracts secured by new and used automobiles, vans or light duty trucks (the "Receivables"), all monies due thereunder on or after the Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement, all right, to and interest of the Depositor in and to the Purchase Agreement dated as of March 1, 2003 between Triad Financial Corporation and the Depositor and all proceeds of the foregoing.

         The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

         Distributions on this Certificate will be made as provided in the Trust Agreement and the Sale and Servicing Agreement by the Indenture Trustee by wire transfer or check mailed to the Certificateholder without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement or the Sale and Servicing Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Indenture Trustee.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions will for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate will not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS CERTIFICATE WILL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER WILL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                    TRIAD AUTOMOBILE RECEIVABLES TRUST
                                       2003-A

                                    By: WILMINGTON TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as Owner Trustee

Dated: March ____, 2003             By:___________________________
                                          Authorized Signatory

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is the Certificate referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST COMPANY,            OR         WILMINGTON TRUST COMPANY,
not in its individual capacity                  not in its individual capacity
but solely as Owner Trustee                     but solely as Owner Trustee

By:_________________________                    By:__________________________
   Authenticating Agent                            Authorized Signatory

By:_________________________
   Authorized Signatory

                            (Reverse of Certificate)

         The Certificate does not represent an obligation of, or an interest in, the Depositor, the Servicer, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables, all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Administrator, by any Certificateholder upon written request.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer under the Trust Agreement at any time by the Issuer, the Administrator and the Owner Trustee with the consent of the Note Majority and the Certificateholder. Any such consent by the Holder of this Certificate will be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholder.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon a new Certificate evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any expense, tax or governmental charge payable in connection therewith.

         The Owner Trustee, the Security Insurer and any agent of the Owner Trustee or the Security Insurer may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Security Insurer nor any such agent will be affected by any notice to the contrary.

         The obligations and responsibilities created by the Trust Agreement and the Trust created thereby will terminate upon the payment to the Certificateholder of all amounts required to be paid to it pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Depositor or the Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificate; however, such right of purchase is exercisable, subject to certain restrictions, only as of the last day of any Collection Period as of which the Pool Balance is 10% or less of the Original Pool Balance.

         The Certificate may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to subject to Section 4975 or (c) any entity whose underlying assets include assets of a plan described in (a) or (b) above by reason of such plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof will be deemed to have represented and warranted that it is not a Benefit Plan.

         The recitals contained herein will be taken as the statements of the Trust and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Receivable or related document.

Unless the certificate of authentication hereon will have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate will not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:                              __________________________________*
                                    Signature

Guaranteed:                         __________________________________*

-------------------------

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B

                                     FORM OF

                              CERTIFICATE OF TRUST

                                       OF

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A

                  THIS Certificate of Trust of TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

                  1. Name. The name of the statutory trust formed by this Certificate of Trust is "Triad Automobile Receivables Trust 2003-A."

                  2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company.

                  3. Effective Date. This Certificate of Trust will be effective upon filing.

                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                          WILMINGTON TRUST COMPANY, not in its
                          individual capacity but solely as trustee of the Trust

                          By:________________________________
                             Name:
                             Title:

                                                                       EXHIBIT C

                  [FORM OF CERTIFICATE AS TO INITIAL PURCHASE]

                                     [date]

Triad Automobile Receivables Owner Trust 2003-A
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington Delaware 19890-0001
Attention: Corporate Trust Administration

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19801
Attention: Chief Financial Officer

                  Re: Triad Automobile Receivables Owner Trust 2003-A
                      Asset Backed Notes, Trust Certificate

         Dear Sirs:

         In connection with the proposed purchase by the buyer listed below (the "Buyer") of the above-referenced Trust Certificate (the "Certificate") issued pursuant to the Amended and Restated Trust Agreement, dated as of March 26, 2003 (the "Trust Agreement") among Triad Financial Special Purpose LLC, as depositor (the "Depositor"), Triad Financial Corporation, as administrator (the "Administrator") and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), relating to the Triad Automobile Receivables Owner Trust 2003-A Certificate, the Buyer advises you as follows:

                                 it (a) has such knowledge and experience in
                                        financial and business matters that it
                                        is capable of evaluating the merits and
                                        risks of its investment in the
                                        Certificate and is able to bear the
                                        economic risks of such investment; (b)
                                        is a "qualified institutional buyer" as
                                        that term is defined in Rule 144A under
                                        the Securities Act of 1933, as amended,
                                        and is acquiring beneficial ownership of the Certificate for its own account or for the account of another "qualified institutional buyer"; (c) satisfies the requirements of paragraph (a)(2)(ii) of Rule 3a-7 under the Investment Company Act of 1940, as amended, and (d) understands that the Administrator, the Depositor and the Owner Trustee are relying on such representations in connection with the issuance of the Certificate;

                                 it has reviewed the Prospectus Supplement
                                        (including the section captioned "Risk
                                        Factors" therein) and such other
                                        materials and information with respect
                                        to the Certificate, the Depositor and
                                        the Administrator as it deems necessary
                                        and has been afforded the opportunity to make inquiry of the Depositor and the Administrator and to receive answers, and has received all information requested;

                                 it understands that the Certificate have not
                                        been registered or qualified under the
                                        1933 Act or the securities laws of any
                                        state;

                                 (iv) it has not distributed the Prospectus Supplement or any other materials relating to the Certificate to anyone other than its counsel or other advisor, and no one other than such counsel or advisor has used its copies of such documents; and

                                 (v)     it (a) is not, and is not acting on
                                         behalf of or investing the assets of,
                                         (x) an employee benefit plan (as
                                         defined in Section 3(3) of the Employee
                                         Retirement Income Security Act of 1974,
                                         as amended ("ERISA")) that is subject
                                         to the provisions of Title I of ERISA
                                         or (y) a plan (as defined in Section
                                         4975(e)(1) of the Internal Revenue Code
                                         of 1986, as amended (the "Code") that
                                         is subject to Section 4975 of the Code
                                         (each, a "Benefit Plan") or (b) is
                                         entitled to exemptive relief pursuant
                                         to a Department of Labor prohibited
                                         transaction class exemption with
                                         respect to the its acquisition and
                                         continued holding of such Certificate.

                                        Very truly yours,

                                        [BUYER]

                                        By:____________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT D

       [FORM OF "QUALIFIED INSTITUTIONAL BUYER" TRANSFEREE'S CERTIFICATE]

                                     [date]

Triad Automobile Receivables Owner Trust 2003-A
c/o Wilmington Trust Company, as Owner Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention:  Corporate Trust Administration

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19801
Attention: Chief Financial Officer
                  Re: Triad Automobile Receivables Owner Trust 2003-A
                      Asset Backed Notes, Trust Certificate

         Dear Sirs:

         In connection with the proposed purchase by the buyer listed below (the "Buyer") of the above-referenced Trust Certificate (the "Certificate") issued pursuant to the Amended and Restated Trust Agreement, dated as of March 26, 2003 (the "Trust Agreement") among Triad Financial Special Purpose LLC, as depositor (the "Depositor"), Triad Financial Corporation, as administrator (the "Administrator") and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), relating to the Triad Automobile Receivables Owner Trust 2003-A Certificate, the Buyer advises you as follows: (i) the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and is acquiring beneficial ownership of the Certificate for its own account or for the account of another "qualified institutional buyer"; and (ii) the Buyer satisfies the requirements of paragraph
(a)(2)(ii) of Rule 3a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition to the foregoing, you may rely on the information provided in Annex 1 or 2, as applicable, attached hereto and incorporated herein.

         The Buyer understands that the Certificate have not been registered under the 1933 Act or the notes laws of any state. The Buyer acknowledges that it has independently conducted such investigation and evaluation of the merits and the risks involved in an investment in the Certificate and has received such information (whether from the Depositor, the transferor from which it proposes to purchase Certificate, or from any other source) as the Buyer has deemed necessary and advisable in order to make its investment decision. The Buyer has had any questions arising from such investigation and evaluation answered by the Issuer to the satisfaction of the Buyer. The Buyer is a sophisticated institutional investor, having such knowledge and experience in financial and business matters generally, and with respect to asset-backed notes and investments in "non-prime" and "sub-prime" automobile loans specifically, that it is capable of independently evaluating the merits and risks of investment in the Certificate. In the normal course of its business, the Buyer invests in or purchases notes similar to the

Certificate. The Buyer is aware that it may be required to bear the economic risk of an investment in the Certificate for an indefinite period of time, and it is able to bear such risk for an indefinite period.

                                             Very truly yours,

                                             [BUYER]

                                             By:_____________________________
                                                Name:
                                                Title:

                                             Taxpayer ID:___

                                             Name in which
                                               Note is
                                               to be Registered:________________

                                             Address for Notices   _____________

                                                                   _____________

                                                                   _____________

                                             Payment Instructions __

                                                            ANNEX 1 TO EXHIBIT D

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows to the parties listed in the "Qualified Institutional Buyer" Transferee's Certificate to which this certification relates with respect to the Rule 144A Securities described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         - Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         - Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         - Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         -        Broker-dealer. The Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934.

-----------------------------
                  1       Buyer must own and/or invest on a discretionary basis
at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

         - Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         - State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         - ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         - Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisers Act of 1940.

         - Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         - Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         - Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R. 10 (Keogh) plan.

         3. The Buyer (i) is not, and is not acting on behalf of or investing the assets of, (a) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA or (b) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code (each, a "Benefit Plan") or (ii) is entitled to exemptive relief pursuant to a Department of Labor prohibited transaction class exemption with respect to the Buyer's acquisition and continued holding of such Note.

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         5. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         6. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         7. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a Bank or Savings and Loan as provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                          _____________________________________
                                          Print Name of Buyer

                                          By:___________________________________
                                             Name:
                                             Title:

                                          Date:_________________________________

                                                            ANNEX 2 TO EXHIBIT D

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers that are Registered Investment Companies]

         The undersigned hereby certifies as follows to the parties listed in the "Qualified Institutional Buyer" Transferee's Certificate to which this certification relates with respect to the Rule 144A Securities described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Buyer.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

         - The Buyer owned $________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         - The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The Buyer (i) is not, and is not acting on behalf of or investing the assets of, (a) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA or (b) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") that is subject to Section 4975 of the Code (each, a "Benefit Plan") or (ii) is entitled to exemptive relief pursuant to a Department of Labor prohibited transaction class exemption with respect to the Buyer's acquisition and continued holding of such Note.

         4. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         5. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         6. The Buyer is familiar with Rule 144A and understands that the parties listed in the "Qualified Institutional Buyer" Transferee's Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         7. Until the date of purchase of the Rule 144A Securities, the undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ________________________________________
                                           Print Name of Buyer or Adviser

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        IF AN ADVISER:

                                        ________________________________________
                                           Print Name of Buyer

                                        Date:___________________________________

                                                                     EXHIBIT 4.3

                                                                  EXECUTION COPY

                               SALE AND SERVICING

                                    AGREEMENT

                                      among

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A,

                                     Issuer,

                      TRIAD FINANCIAL SPECIAL PURPOSE LLC,

                                   Depositor,

                          TRIAD FINANCIAL CORPORATION,

                             Servicer and Custodian

                                       and

                              JPMORGAN CHASE BANK,

                      Backup Servicer and Indenture Trustee

                            Dated as of March 1, 2003